Pax World Funds Series Trust I

Pax World Balanced Fund

Supplement Dated January 2, 2015

to the

Prospectus

Dated June 4, 2014

Effective January 2, 2015, the Prospectus is amended, as follows:

The third paragraph under Principal Investment Strategies is replaced in its entirety with the following:

With respect to the equity portion of its portfolio, the Balanced Fund’s portfolio managers seek to manage a high conviction, core growth portfolio of primarily large cap securities with a smaller allocation to core, mid- and small-cap securities of high quality, attractively valued companies.  The portfolio managers utilize investment processes combining fundamental analysis with a focus on valuation and volatility reduction.

The section entitled Portfolio Manager is replaced in its entirety with the following:

Portfolio Managers

The following provides additional information about the portfolio managers who have primary responsibility for managing the Balanced Fund’s investments.

Portfolio Manager	Since	Title

Christopher H. Brown	1998	Portfolio Manager and Chief Investment Strategist, PWM

Anthony Trzcinka	2005	Portfolio Manager

Nathan Moser	2015	Portfolio Manager

The second paragraph under Principal Investment Strategies is replaced in its entirety with the following:

With respect to the equity portion of its investment portfolio, the Balanced Fund may invest in securities of companies with any market capitalization.  The large cap portion of the Fund’s equity portfolio, in which the portfolio management team intends to invest a majority of the Fund’s equity assets, is focused on core growth stocks believed by the management team to offer attractive risk-adjusted returns over the long term.  This portion of the portfolio may include dividend-paying securities that the management team believes to offer above-average growth potential while providing the potential for reduced volatility.  The Fund also holds a portion of its equity assets in securities of mid- and small-cap companies that the management team believes to be attractively valued and have the potential to produce superior risk-adjusted returns over the long term.  With respect to the debt portion of the portfolio, the Balanced Fund intends to invest primarily in obligations, including mortgage-related securities, issued or guaranteed by the United States government or its agencies and instrumentalities and corporate bonds that are, at the time of purchase, rated at least investment grade (rated BBB- or higher by Standard & Poor’s Ratings Group or Baa or higher by Moody’s Investors Service) or are unrated and determined by the Adviser to be of comparable quality.  PWM anticipates that the duration of the debt portion of the Fund will generally be within two years of the duration of the Barclays U.S. Aggregate Bond Index.

The description of Christopher H. Brown under Portfolio Managers is replaced in its entirety with the following:

Christopher H. Brown is Chief Investment Strategist for PWM and a member of the portfolio management team for the Balanced Fund. Mr. Brown has been primarily responsible for the management of the Balanced Fund since 1998 and was co-portfolio manager of the Growth Fund from 2006 — May 2011. Mr. Brown, working with other members of PWM’s investment management team, has been responsible for portfolio management of the International Index Fund (and its Predecessor Fund) since 2011. Mr. Brown is a graduate of the Boston University School of Management with a concentration in finance.

The description of Nathan Moser CFA is replaced in its entirety with the following:

Nathan Moser CFA is the Portfolio Manager of the Small Cap Fund and member of the portfolio management team for the Balanced Fund. Mr. Moser has been responsible for the management of the Small Cap Fund since its inception in 2008 and has been a member of the portfolio management team of the Balanced Fund since 2015.  Prior to joining PWM, Mr. Moser was a portfolio manager and equity analyst with Citizens Funds from 2002 - 2008. Mr. Moser holds a Bachelor of Science from Babson College and holds the Chartered Financial Analyst designation. Mr. Moser is a member of the Boston Security Analyst Society and the CFA Institute.

Shareholders should retain this Supplement for future reference.